UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 26, 2019
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50385	5400 Carillon Point Kirkland, WA 98033	90-0821083
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 9, 2019, the Board of Directors (the “Board”) of GrowLife, Inc. (the “Company”) approved the reduction of authorized capital stock, whereby the total number of authorized common stock of the Company decreased from 6,000,000,000 by a ratio of 1 for 50, to 120,000,000 shares. As a result of the reduction, the Company has an aggregate 130,000,000 authorized shares consisting of : (i) 120,000,000 shares of common stock, par value $0.0001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share.

The amendment to authorized stock was previously approved by the Company’s shareholders at the Company’s December 6, 2018 annual meeting of stockholders. The approvals provided discretion to the Board to implement the amendment by the end of 2019.

The text of the amendment to Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01
Other Events.

On October 9, 2019, the Board approved the implementation of a one-for-one hundred and fifty (1:150) reverse stock split of all of the Company’s issued and outstanding common stock (the “Reverse Stock Split”).

The Reverse Stock Split was previously approved by the Company’s shareholders at the Company’s December 6, 2018 annual meeting of stockholders. The approvals provided discretion to the Board to implement the Reverse Stock Split by the end of 2019.

As a result of the Reverse Stock Split, every one hundred and fifty (150) shares of the issued and outstanding common stock of the Company will be converted into one (1) share of common stock. All fractional shares created by the Reverse Stock Split will be rounded up to the nearest whole share. Each shareholder will receive at least one share.

The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on November 27, 2019 (the “Effective Date”), whereupon the shares of common stock will begin trading on a split-adjusted basis. On the Effective Date, the Company’s trading symbol will change to “PHOTD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “PHOT”. In connection with the Reverse Stock Split, the Company’s CUSIP number will change to 39985X203.

An amendment to Articles of Incorporation was filed citing the Reverse Stock Split, a copy of which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation dated November 20, 2019.
99.1	Press Release of GrowLife, Inc., dated November 26, 2019.
99.2	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: November 26, 2019	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer